UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21883

Oppenheimer Rochester Ohio Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: March 31

Date of reporting period: 9/30/2014

Item 1. Reports to Stockholders.

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

OPPENHEIMER ROCHESTER®

OHIO MUNICIPAL FUND

SEMIANNUAL REPORT 9.30.2014

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/14

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond Index
6-Month	5.21%	0.21%	4.12%
1-Year	12.17	6.84	7.93
5-Year	6.04	5.01	4.67
Since Inception (6/21/06)	3.17	2.57	5.10

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

OppenheimerFunds/Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

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Fund Performance Discussion

Investors in Oppenheimer Rochester Ohio Municipal Fund earned highly competitive levels of tax-free income during the 6 months ended September 30, 2014: The Fund’s Class A dividend yield at the end of this reporting period was 5.22% at net asset value (NAV) at the end of this reporting period, the taxable equivalent yield for the same share class was 7.55%, and distributions during this reporting period totaled 27.0 cents per Class A share. At 5.21%, the cumulative total return at NAV for this Fund’s Class A shares outperformed the Barclays Municipal Bond Index, its benchmark, by more than 100 basis points.

MARKET OVERVIEW

Overall, the muni market rallied during this reporting period. The Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market, rose 4.12% in the 6 months ended September 30, 2014.

In this reporting period, the Federal Reserve continued to clarify its position about what economic conditions would have to exist for it to consider ending its economic stimulus plan and changing the Fed Funds target rate, which has been set between zero and 0.25% for nearly 6 years.

The average distribution yield in Lipper’s Ohio Municipal Debt Funds category was 3.56% at the end of this reporting period. At 5.22%, the distribution yield at NAV for this Fund’s Class A shares was 166 basis points higher than the category average.

Late in this reporting period, the Fed announced its plans to reduce and most likely end quantitative easing, its effort to stimulate the economy by adding billions of dollars’ worth of bonds to its holdings of mortgage-backed and Treasury securities. According to the Federal Open Market Committee (FOMC) statement

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	5.22%
Dividend Yield with sales charge	4.97
Standardized Yield	4.04
Taxable Equivalent Yield	7.55
Last distribution (9/24/14)	$0.045
Total distributions (4/1/13 to 9/30/14)	$0.270

Endnotes for this discussion begin on page 12 of this report

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released September 17, 2014, agency mortgage-backed securities will be purchased in October at a reduced pace of $5 billion per month, rather than $10 billion per month, and longer-term Treasury securities will be added at $10 billion per month starting in October, rather than $15 billion per month. This move is the latest in the Fed’s ongoing efforts to help keep long-term borrowing costs low.

During calendar year 2013, the Fed was spending $85 billion a month to purchase these types of securities for its portfolio. Officials have been reducing their monthly purchases of these securities since January 2014 but as of September 30, 2014, had not set an end date for this stimulus program. The FOMC said it will closely monitor information on economic and financial developments in the coming months and that it will continue a reduced rate of purchases of Treasury and mortgage-backed securities until the “outlook for the labor market improves substantially in the context of price stability.” It is believed by many Fed watchers that an announcement about the end of quantitative easing might occur after the FOMC’s October 2014 meeting.

Also in September 2014, the Fed stated that it plans to keep the Fed Funds target rate at its current level “for a considerable time” after its bond-buying program ends. Markets were rattled late in the previous reporting period when Chairman Janet Yellen said that “considerable time” could mean 6 months. During this reporting period, she clarified that any future decisions about rate changes would be “data dependent” and not necessarily based on a specific calendar target. Even after the goals of maximum employment and 2% inflation are reached, the Fed anticipates global economic conditions may necessitate keeping the Fed Funds rate below “normal” levels for some time.

The Fund reminds investors that longer-term interest rates are determined by the marketplace and not necessarily by a change in the Fed Funds rate. Our investment team will continue to search for value in the muni market as it seeks to produce competitive levels of tax-free income during the current economic conditions.

On September 30, 2014, the average yield on 30-year, AAA-rated muni bonds was 3.31%, down 65 basis points from March 31, 2014. The average yield on 10-year, AAA-rated muni bonds on September 30, 2014 was 2.19%, down 34 basis points from the March 2014 date, and the average yield on 1-year, AAA-rated muni bonds was 0.15%, down 5 basis points from the March 2014 date.

Early in this reporting period, Ohio voters authorized a 10-year, $1.9 billion general obligation (G.O.) bond program that is expected to issue $175 million in bonds for each of the first 5 years and $200 million in bonds for each of the remaining 5 years. These G.O. bonds, which are backed by the full faith and taxing authority of the state, will finance local government projects across the state. This was the third time voters in the Buckeye State have renewed the State Capital Improvement Program, supported by Governor John Kasich.

4      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

In June 2014, Governor Kasich signed legislation that made several changes to Ohio tax law. Although originally more extensive, this legislation continues to reduce the tax burden on residents and business owners. Also in June, the City of Columbus issued $291 million of top-rated G.O. bonds to raise money for a series of capital projects. Proceeds will be used to purchase a new fleet fuel system and for projects related to roadways and parks and for various water and sewer projects.

Ohio ended its budget year in the middle of this reporting period with a surplus of nearly $800 million, as expected. The surplus will fund tax breaks and any unexpected Medicaid expenses resulting from the federal health care overhaul. Besides $300 million earmarked for a Medicaid reserve, the funds will pay for $76 million in tax credits for low- and middle-income Ohioans; $91 million in accelerated income-tax cuts; and $229 million for expanded income-tax breaks for small-business owners, according to The Bond Buyer.

As of September 30, 2014, the state’s G.O. debt was rated Aa1 by Moody’s Investors Service and AA-plus by Standard & Poor’s and Fitch Ratings.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester Ohio Municipal Fund held more than 125 securities as of September 30, 2014. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Fund’s Class A distribution yield at NAV was the second highest in Lipper’s Ohio Municipal Debt Funds category as of September 30, 2014, trailing only the distribution yield of this Fund’s Y shares. At 5.22% on that date, it was 166 basis points higher than the category average, which was 3.56%. Additionally, for a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 7.55%, based on the Fund’s standardized yield as of September 30, 2014, and the current top federal and Ohio income tax rates. As long-time investors know, yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

The Fund’s dividend trend this reporting period demonstrates the power a yield-driven approach can have amid challenging market conditions. This Fund’s Class A dividend remained steady at 4.5 cents per share throughout this reporting period. In all, the Fund distributed 27.0 cents per Class A share this reporting period.

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Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 17.2% of the Fund’s net assets at the end of this reporting period. Puerto Rico’s “tobacco bonds” are excluded from this figure, as they are backed by proceeds of the Master Settlement Agreement (MSA) and included in this Fund’s tobacco holdings, as discussed later in this report.

The Fund’s Puerto Rico holdings, some of which are insured, include G.O. debt and securities from many different sectors as well. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things.

In recent years, first-term Governor Alejandro García Padilla has expanded on the fiscal discipline that was the hallmark of his predecessor, Luis Fortuño, by strengthening the island’s balance sheet, cutting government payrolls, enacting comprehensive pension reforms, and raising revenues via tax rate changes and improved enforcement.

More than half of the G.O. securities held by this Fund were issued in Puerto Rico. G.O. securities, which are backed by the full faith and taxing authority of state and local governments, represented 8.2% of the Fund’s total assets at the end of this reporting period. The Fund’s G.O. holdings also include bonds issued by many Ohio municipalities and by the Northern Mariana Islands.

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Nearly all of the sales tax revenue bonds held by the Fund this reporting period were issued in Puerto Rico. In all, this sector represented 5.0% of the Fund’s total assets as of September 30, 2014, and included bonds issued by the U.S. Virgin Islands. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenues.

In late June 2014, news about the Commonwealth’s first balanced general fund budget in more than 20 years was overshadowed by Gov. Padilla’s decision to sign legislation allowing Puerto Rico’s public corporations – PREPA (the electric utility authority), PRASA (the aqueduct and sewer authority) and PRHTA (the highway authority) – to restructure their debt. Were issuers to make use of this law – the Puerto Rico Public

Corporation Debt Enforcement and Recovery Act (the “Recovery Act”) – they could potentially seek to lessen debt-service payments to their creditors.

We recently filed a lawsuit in federal court in Puerto Rico, challenging the constitutional validity of the Recovery Act, which we will pursue vigorously. We are determined to protect our shareholders’ best interests and enforce the bond covenants that have been negotiated.

As of September 30, 2014, the Fund’s holdings in the electric utilities sector included bonds issued by PREPA. In all, the electric utilities sector represented 4.7% of the Fund’s total assets on that date.

Deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rican bonds

7      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund. Our investment team will continue to monitor credit rating changes and other developments related to our Puerto Rico holdings closely and will post information on our website (oppenheimerfunds.com) and on our Twitter feed (twitter.com/rochesterfunds). We also encourage investors to contact their financial advisors for the latest information, as the situation remains quite fluid.

Puerto Rico debt continued to be the subject of a variety of critical reports. With media coverage focused on the Recovery Act and the potential for debt restructuring, Puerto Rico’s muni bonds faced another bout of pricing pressure. While sales tax revenue bonds remained pressured in the latter half of this reporting period, Puerto Rico’s G.O.s and PREPA bonds rallied.

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders – and minimizing their potential losses.

Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

As of September 30, 2014, the Fund was invested in the hospital/healthcare sector, which represented 18.4% of its total assets. Our holdings in this sector consist of securities across the credit spectrum, but most are investment grade.

Tax increment financing (TIF) bonds constituted 16.4% of the Fund’s total assets on September 30, 2014. Traditionally, this type of financing has been used for urban and suburban renewal projects. When tax collections increase, driven either by an improving economy or inflation, the credit quality of these types of securities generally improves, which can lead to enhanced performance.

As of September 30, 2014, the Fund remained invested in Special Assessment securities, which are land development (or “dirt”) bonds that help finance the infrastructure needs of new real estate development. At the end of this reporting period, the Special Assessment sector represented 9.4% of the Fund’s total assets.

Overall, we believe that the bonds in this sector has several appealing characteristics: the debt service payments securing these bonds are on parity with real estate taxes and senior to mortgage payments, and assessments or taxes must be paid by whoever owns the land when the tax bill comes due. Additionally, we continue to believe that improvements in the housing

8      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

market and the general economy could further strengthen the credit profiles of this sector.

Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (MSA), the national litigation settlement with U.S. tobacco manufacturers, represented 8.4% of the Fund’s total assets at the end of this reporting period.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories.

Our long-term view of the sector remains bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full.

Investors should note that we believe that our investments in “tobacco bonds” are well positioned to provide high levels of tax-free income to the long-term benefit of our yield-seeking investors.

The Fund was also invested in securities used to finance marine and aviation facilities this reporting period. Many of these securities are high-grade investments that are backed by the valuable collateral of the projects whose construction they finance. Of the Fund’s total assets on September 30, 2014, 7.3% were invested in the marine/aviation facilities sector.

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide high levels of income to this Fund and to funds across the industry during this reporting period as the prices of high-grade municipal securities rose. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions.

As is its penchant, the Rochester-based investment team will continue to monitor this Fund’s portfolio and make adjustments that it believes can provide the greatest benefit to Fund shareholders.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented

9      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of September 30, 2014, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds are once again below 25% of total assets.

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

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Top Holdings and Allocations

TOP TEN CATEGORIES
Hospital/Healthcare	18.4%
Tax Increment Financing (TIF)	16.4
Special Assessment	9.4
Tobacco-Master Settlement Agreement	8.4
General Obligation	8.2
Marine/Aviation Facilities	7.3
Sales Tax Revenue	5.0
Adult Living Facilities	5.0
Electric Utilities	4.7
Higher Education	3.3

Portfolio holdings are subject to change. Percentages are as of September 30, 2014, and are based on total assets.

CREDIT ALLOCATION
	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	1.2%	0.0%	1.2%
AA	21.4	0.0	21.4
A	6.5	0.0	6.5
BBB	13.1	26.4	39.5
BB or lower	22.0	9.4	31.4
Total	64.2%	35.8%	100.0%

The percentages above are based on the market value of the securities as of September 30, 2014, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

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Performance

DISTRIBUTION YIELDS

As of 9/30/14

	Without Sales Charge	With Sales Charge
Class A	5.22%	4.97%
Class B	4.54	N/A
Class C	4.54	N/A
Class Y	5.27	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 9/30/14

Class A	4.04%
Class B	3.48
Class C	3.49
Class Y	4.29

TAXABLE EQUIVALENT YIELDS

As of 9/30/14

Class A	7.55%
Class B	6.50
Class C	6.52
Class Y	8.02

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/14

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (OROHX)	6/21/06	5.21%	12.17%	6.04%	3.17%
Class B (OROBX)	6/21/06	4.83	11.46	5.25	2.61
Class C (OROCX)	6/21/06	4.93	11.47	5.28	2.39
Class Y (OROYX)	7/29/11	5.25	12.18	N/A	6.21
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/14
	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (OROHX)	6/21/06	0.21%	6.84%	5.01%	2.57%
Class B (OROBX)	6/21/06	-0.18	6.46	4.93	2.61
Class C (OROCX)	6/21/06	3.93	10.47	5.28	2.39
Class Y (OROYX)	7/29/11	5.25	12.18	N/A	6.21

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. Returns for periods of less than one year are not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period.

12      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.045 for the 28-day accrual period ended September 23, 2014. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on September 23, 2014; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0391, $0.0391 and $0.0453, respectively, for the 28-day accrual period ended September 23, 2014, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended September 30, 2014, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The average yield at NAV in Lipper’s Ohio Municipal Debt Funds category is based on 33 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2014 top federal and Ohio tax rate of 46.5%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be

13      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

14      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended September 30, 2014” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

15      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Actual	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During 6 Months Ended September 30, 2014
Class A	$1,000.00	$1,052.10	$6.24
Class B	1,000.00	1,048.30	10.11
Class C	1,000.00	1,049.30	10.12
Class Y	1,000.00	1,052.50	5.99

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.00	6.14
Class B	1,000.00	1,015.24	9.95
Class C	1,000.00	1,015.24	9.95
Class Y	1,000.00	1,019.25	5.89

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2014 are as follows:

Class	Expense Ratios
Class A	1.21%
Class B	1.96
Class C	1.96
Class Y	1.16

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

16      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENT OF INVESTMENTS  September 30, 2014    Unaudited

Principal Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—106.9%
Ohio—87.8%
$ 200,000	Akron, OH Bath Copley Joint Township Hospital District[1]	5.250%	11/15/2031	$200,804

1,000,000	American Municipal Power, OH (Prairie State Energy Campus)[1]	5.750	02/15/2039	1,096,660

100,000	Blue Ash, OH Tax Increment Financing (Duke Realty)[1]	5.000	12/01/2035	101,590

2,335,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.875	06/01/2047	1,834,983

4,480,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	6.000	06/01/2042	3,577,190

70,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.875	06/01/2030	56,896

1,000,000	Butler County, OH Hospital Facilities (Kettering Health Network/Kettering Medical Center Obligated Group)[1]	6.375	04/01/2036	1,169,080

500,000	Butler County, OH Port Authority (Maple Knoll Communities)	7.000	07/01/2043	522,525

25,000	Cambridge, OH Multifamily Hsg. (Cambridge Heights)[1]	6.150	01/20/2050	27,302

1,980,000	Centerville, OH Health Care (Bethany Lutheran Village)[1]	5.750	11/01/2022	2,114,561

500,000	Cincinnati, OH GO1	5.000	12/01/2036	567,310

155,000	Cleveland, OH Airport (Continental Airlines)[1]	5.375	09/15/2027	155,325

205,000	Cleveland, OH Airport (Continental Airlines)[1]	5.700	12/01/2019	205,590

1,000,000	Cleveland, OH Airport System	5.000	01/01/2031	1,092,950

580,000	Cleveland-Cuyahoga County, OH Port Authority[1]	5.375	05/15/2019	580,493

835,000	Cleveland-Cuyahoga County, OH Port Authority (Fairmount Montessori Association)[1]	5.125	05/15/2025	862,630

165,000	Cleveland-Cuyahoga County, OH Port Authority (Port Cleveland)[1]	5.750	05/15/2020	165,135

430,000	Cleveland-Cuyahoga County, OH Port Authority (Port Cleveland)[1]	5.800	05/15/2027	430,331

2,090,000	Columbus-Franklin County, OH Finance Authority (Central Ohio Regional Bond Fund)	5.375	11/15/2039	2,040,613

1,225,000	Columbus-Franklin County, OH Finance Authority (Central Ohio Regional Bond Fund)[1]	6.500	11/15/2039	1,269,688

975,000	Columbus-Franklin County, OH Finance Authority, Series A1	6.000	05/15/2035	1,002,534

360,000	Cuyahoga County, OH Economic Devel. (Medical Mart Center)[1]	5.250	12/01/2025	413,176

390,000	Cuyahoga County, OH Hospital (Metro Health System)[1]	5.500	02/15/2027	390,503

1,830,000	Cuyahoga County, OH Hospital Facilities (CSAHS-UHHS-Cuyahoga/Canton Obligated Group)[1]	7.500	01/01/2030	1,830,823

200,000	Cuyahoga County, OH Multifamily (Allerton Apartments)[1]	5.400	08/20/2048	209,692

1,000,000	Cuyahoga County, OH Multifamily (Vesta-Cleveland)[1]	5.300	08/20/2034	1,003,650

405,000	Dayton, OH Airport (James M. Cox)[1]	5.000	12/01/2027	455,994

445,000	Dayton, OH Airport (James M. Cox)[1]	5.350	12/01/2032	445,632

17      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

Ohio (Continued)

$ 700,000	Dayton-Montgomery County, OH Port Authority (Dayton Regional Bond Fund-Maverick)[1]	5.125%	05/15/2022	$710,318

5,000	Erie County, OH GO	5.375	12/01/2014	5,022

25,000	Felicity, OH Water System[1]	6.875	08/01/2024	25,066

55,000	Franklin County, OH Health Care Facilities (Friendship Village of Columbus)[1]	5.375	08/15/2028	53,555

15,000	Franklin County, OH Health Care Facilities (Friendship Village of Columbus)[1]	5.375	08/15/2028	14,606

5,000	Franklin County, OH Health Care Facilities (Friendship Village of Columbus)[1]	5.250	08/15/2018	5,002

95,000	Franklin County, OH Multifamily Hsg. (Agler Green)[1]	5.800	05/20/2044	95,121

1,000,000	Gallia County, OH Hospital Facilities (Holzer/HHlthS/HMCG/HMCJ Obligated Group)	8.000	07/01/2042	1,112,580

225,000	Glenwillow Village, OH GO1	5.875	12/01/2024	225,952

3,300,000	Greene County, OH (Greene Town Center)[1]	8.000	12/01/2034	3,693,459

20,000	Greene County, OH University Hsg. (Central State University)[1]	5.000	09/01/2024	19,096

55,000	Greene County, OH University Hsg. (Central State University)[1]	5.100	09/01/2035	48,134

30,000	Greene County, OH University Hsg. (Central State University)[1]	5.625	09/01/2032	28,489

55,000	Greene County, OH University Hsg. (Central State University)[1]	5.375	09/01/2022	54,792

2,500,000	Grove City, OH Tax Increment Financing[1]	5.375	12/01/2031	2,565,275

20,000	Hamilton County, OH Convention Facilities Authority[1]	5.000	12/01/2033	20,071

2,025,000	Hamilton County, OH Hospital Facilities (Cincinnati Children’s Hospital Medical Center)[2]	5.000	05/15/2029	2,353,735

5,475,000	Hamilton County, OH Hospital Facilities (Cincinnati Children’s Hospital Medical Center)[2]	5.000	05/15/2028	6,396,818

200,000	Hancock County, OH Hospital (BV/BVHS/BVHF Obligated Group)[1]	5.750	12/01/2026	236,794

47,000	Heath City, OH School District	6.375	12/01/2027	47,237

689,323	Hickory Chase, OH Community Authority Infrastructure Improvement	7.000	12/01/2038	551,459

60,000	Highland Heights, OH GO1	5.700	12/01/2020	60,238

525,000	Jeffrey Place, OH New Community Authority (Jeffrey Place Redevel.)[1]	5.000	12/01/2032	515,986

5,000	Lake County, OH Sewer District Improvements	6.250	12/01/2014	5,026

200,000	Lorain County, OH Port Authority (Alumalloy LLC)[1]	6.000	11/15/2025	195,158

5,000	Lucas County, OH (Metropolitan Sewer & Water District)	5.000	12/01/2018	5,019

20,000	Lucas County, OH (Metropolitan Sewer & Water District)	5.000	12/01/2018	20,081

30,000	Lucas County, OH GO	6.500	12/01/2016	30,159

500,000	Lucas County, OH Hospital (Promedica Healthcare)[1]	5.750	11/15/2031	599,480

750,000	Lucas County, OH Hospital (Promedica Healthcare)[1]	5.000	11/15/2029	841,147

300,000	Massillon, OH Parks & Recreation[1]	5.000	12/01/2031	300,711

15,000	Meigs County, OH Industrial Devel. Revenue (Meigs Convalescent)[1]	8.250	12/01/2016	15,094

500,000	Miami University, OH1	5.000	09/01/2036	554,310

18      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value

Ohio (Continued)

$ 75,000	Montgomery County, OH (Catholic Health Initiatives)[1]	5.250%		05/01/2039	$75,131

50,000	Montgomery County, OH (Catholic Health Initiatives)[1]	5.000		05/01/2029	50,178

500,000	Montgomery County, OH (Miami Valley Hospital)[1]	5.750		11/15/2023	583,245

60,000	Montgomery County, OH Multifamily Hsg. (Creekside Villas)[1]	5.950		09/01/2019	60,157

55,000	Montgomery County, OH Multifamily Hsg. (Creekside Villas)[1]	6.000		09/01/2031	55,088

325,000	New Carlisle, OH (Twin Creek)[1]	6.125		11/01/2026	339,960

500,000	OH Air Quality Devel. Authority (Columbus Southern Power)[1]	5.800	[3]	12/01/2038	547,805

150,000	OH Economic Devel. (Ohio Enterprise Bond Fund - Toledo)[1]	5.500		12/01/2019	168,228

30,000	OH Economic Devel. (Ohio Enterprise Bond Fund)[1]	5.150		12/01/2017	30,192

130,000	OH Greater Cincinnati Elderly Hsg. Finance Corp. (Cambridge Apartments)[1]	6.600		08/01/2025	130,330

20,000	OH HFA (Residential Mtg.)[1]	5.550		09/01/2028	20,168

80,000	OH HFA (Residential Mtg.)[1]	5.900		09/01/2023	82,999

75,000	OH HFA (Residential Mtg.)[1]	6.200		09/01/2033	78,616

270,000	OH HFA (Residential Mtg.)[1]	6.125		09/01/2028	284,029

420,000	OH Higher Education Facility Commission (Ashland University)	6.250		09/01/2024	403,217

50,000	OH Higher Education Facility Commission (University Hospitals Health System)[1]	6.500		01/15/2029	50,932

500,000	OH Higher Educational Facility Commission (Kenyon College)	5.000		07/01/2037	553,120

6,337	OH Port Authority of Columbiana Solid Waste (Apex Environmental)	10.635		08/01/2025	4,893

100,000	OH Port Authority of Columbiana Solid Waste (Liberty Waste Transportation)[4,5]	7.125		08/01/2025	74,643

2,000,000	OH River South Authority (Lazarus Building Redevel.)	5.750		12/01/2027	2,054,740

187,370	OH Western Reserve Port Authority Solid Waste Facility (Central Waste)[6]	6.350		07/01/2027	6,172

700,000	Olentangy, OH Local School District (School Facilities Construction & Improvement)[1]	5.000		12/01/2036	777,427

225,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.400		02/15/2034	159,509

10,000	Richland County, OH GO	5.400		12/01/2015	10,044

175,000	Ross County, OH Hospital (Adena Health System)[1]	5.750		12/01/2028	194,010

15,000	Seven Hills, OH GO	6.250		12/01/2020	15,047

5,000	Springboro, OH Special Assessment (Pioneer Blvd.)	6.350		12/01/2014	5,020

900,000	Summit County, OH Port Authority[1]	6.500		05/15/2039	934,524

1,000,000	Summit County, OH Port Authority (Cleveland Flats-East)[1]	6.875		05/15/2040	1,092,570

750,000	Summit County, OH Port Authority (University of Akron Student Hsg.)[1]	6.000		01/01/2036	874,583

835,000	Toledo-Lucas County, OH Port Authority (Northwest Ohio)[1]	6.000		11/15/2027	894,252

690,000	Toledo-Lucas County, OH Port Authority (Town Square at Levis Commons)	5.400		11/01/2036	343,489

19      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value

Ohio (Continued)

$ 205,000	Wapakoneta, OH Sewer	4.950%		12/01/2018	$205,402

1,500,000	Warren County, OH Port Authority (Corridor 75 Park)[1]	7.500		12/01/2034	1,580,130

245,000	Westlake, OH GO1	5.000		12/01/2021	246,602

350,000	Wright, OH State University[1]	5.000		05/01/2031	387,902

					58,603,004

U.S. Possessions—19.1%
750,000	Guam International Airport Authority	6.000		10/01/2034	875,587

215,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2030	184,902

2,770,000	Puerto Rico Children’s Trust Fund (TASC)	7.650	[7]	05/15/2050	203,069

1,250,000	Puerto Rico Commonwealth GO1	6.500		07/01/2037	976,175

600,000	Puerto Rico Commonwealth GO1	6.000		07/01/2039	459,060

1,000,000	Puerto Rico Commonwealth GO1	5.500		07/01/2026	781,980

750,000	Puerto Rico Commonwealth GO	5.750		07/01/2028	577,402

500,000	Puerto Rico Electric Power Authority, Series A4	5.000		07/01/2042	297,650

135,000	Puerto Rico Electric Power Authority, Series AAA[4]	5.250		07/01/2027	80,413

80,000	Puerto Rico Electric Power Authority, Series AAA[4]	5.250		07/01/2029	47,638

80,000	Puerto Rico Electric Power Authority, Series AAA[4]	5.250		07/01/2030	47,636

90,000	Puerto Rico Electric Power Authority, Series AAA[4]	5.250		07/01/2031	53,586

750,000	Puerto Rico Electric Power Authority, Series TT4	5.000		07/01/2025	446,940

500,000	Puerto Rico Electric Power Authority, Series XX4	5.250		07/01/2040	297,615

415,000	Puerto Rico Electric Power Authority, Series ZZ4	5.250		07/01/2026	247,207

500,000	Puerto Rico Highway & Transportation Authority[1]	5.500		07/01/2030	348,295

55,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	5.600		10/01/2014	54,992

1,015,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250		10/01/2024	721,543

2,120,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	1,273,124

100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000		04/01/2027	88,787

100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125		04/01/2032	84,732

100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375		04/01/2042	82,269

75,000	Puerto Rico ITEMECF (San Lucas & Cristo Redentor Hospitals)	5.750		06/01/2029	29,999

100,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000		10/01/2042	78,218

250,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2025	205,088

10,000	Puerto Rico Public Buildings Authority[1]	5.125		07/01/2024	7,737

1,000,000	Puerto Rico Public Buildings Authority[1]	6.750		07/01/2036	796,350

500,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.375		08/01/2039	420,815

1,500,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.750		08/01/2037	1,199,805

500,000	Puerto Rico Sales Tax Financing Corp., Series C1	6.000		08/01/2039	407,390

500,000	Puerto Rico Sales Tax Financing Corp., Series C1	5.750		08/01/2057	425,335

1,000,000	Puerto Rico Sales Tax Financing Corp., Series C1	0.000	[8]	08/01/2032	763,930

165,000	V.I. Public Finance Authority (Matching Fund Loan Note)[1]	6.750		10/01/2037	189,709

					12,754,978

Total Investments, at Value (Cost $70,989,624)—106.9%					71,357,982

Net Other Assets (Liabilities)—(6.9)					(4,618,209)

Net Assets—100.0%					$66,739,773

20      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 6 of the accompanying Notes.

2. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

3. Represents the current interest rate for a variable or increasing rate security.

4. Subject to a forbearance agreement. Rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

5. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the original contractual interest rate.

6. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

7. Zero coupon bond reflects effective yield on the date of purchase.

8. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

To simplify the listings of securities, abbreviations are used per the table below:

BV	Blanchard Valley
BVHF	Blanchard Valley Health Foundation
BVHS	Blanchard Valley Health System
CSAHS	The Sisters of Charity of St. Augustine Health System
DRIVERS	Derivative Inverse Tax Exempt Receipts
GO	General Obligation
HFA	Housing Finance Agency
HHlthS	Holzer Health Systems
HMCG	Holzer Medical Center-Gallipolis
HMCJ	Holzer Medical Center-Jackson
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
TASC	Tobacco Settlement Asset-Backed Bonds
UHHS	University Hospitals Health System
V.I.	United States Virgin Islands

See accompanying Notes to Financial Statements.

21      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2014 Unaudited

Assets
Investments, at value (cost $70,989,624)—see accompanying statement of investments	$71,357,982
Cash	342,308
Receivables and other assets:
Interest	1,351,951
Shares of beneficial interest sold	657,244
Other	47,524

Total assets	73,757,009
Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	5,625,000
Payable for borrowings (See Note 6)	1,200,000
Shares of beneficial interest redeemed	82,424
Dividends	54,647
Distribution and service plan fees	12,275
Trustees’ compensation	5,977
Shareholder communications	4,454
Interest expense on borrowings	57
Other	32,402

Total liabilities	7,017,236
Net Assets	$66,739,773

Composition of Net Assets
Par value of shares of beneficial interest	$6,469
Additional paid-in capital	88,037,951
Accumulated net investment income	735,391
Accumulated net realized loss on investments	(22,408,396)
Net unrealized appreciation on investments	368,358

Net Assets	$66,739,773

22      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $37,813,706 and 3,663,022 shares of beneficial interest outstanding)	$10.32
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$10.83

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,337,001 and 129,657 shares of beneficial interest outstanding)	$10.31

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $20,334,686 and 1,973,223 shares of beneficial interest outstanding)	$10.31

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $7,254,380 and 703,430 shares of beneficial interest outstanding)	$10.31

See accompanying Notes to Financial Statements.

23      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENT OF

OPERATIONS For the Six Months Ended September 30, 2014 Unaudited

Investment Income
Interest	$2,300,137
Expenses
Management fees	185,124
Distribution and service plan fees:
Class A	49,001
Class B	7,657
Class C	103,227
Transfer and shareholder servicing agent fees:
Class A	20,011
Class B	766
Class C	10,323
Class Y	2,559
Shareholder communications:
Class A	3,630
Class B	104
Class C	2,296
Class Y	612
Borrowing fees	113,632
Interest expense and fees on short-term floating rate notes issued (See Note 1)	22,303
Interest expense on borrowings	1,724
Trustees’ compensation	494
Custodian fees and expenses	244
Other	26,843
Total expenses	550,550
Less waivers and reimbursements of expenses	(61,620)
Net expenses	488,930
Net Investment Income	1,811,207
Realized and Unrealized Gain (Loss)
Net realized loss	(3,004,781)
Net change in unrealized appreciation/depreciation on investments	4,513,193
Net Increase in Net Assets Resulting from Operations	$3,319,619

See accompanying Notes to Financial Statements.

24      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014
Operations
Net investment income	$1,811,207	$4,206,679
Net realized loss	(3,004,781)	(4,919,562)
Net change in unrealized appreciation/depreciation	4,513,193	(2,609,785)

Net increase (decrease) in net assets resulting from operations	3,319,619	(3,322,668)
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,055,300)	(2,456,858)
Class B	(34,655)	(96,165)
Class C	(467,879)	(1,095,117)
Class Y	(136,562)	(222,949)

	(1,694,396)	(3,871,089)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(5,833,699)	(12,962,228)
Class B	(381,799)	(1,172,757)
Class C	(673,360)	(9,380,464)
Class Y	3,281,016	(679,271)

	(3,607,842)	(24,194,720)
Net Assets
Total decrease	(1,982,619)	(31,388,477)
Beginning of period	68,722,392	100,110,869

End of period (including accumulated net investment income of $735,391 and $618,580, respectively)	$66,739,773	$68,722,392

See accompanying Notes to Financial Statements.

25      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENT OF

CASH FLOWS For the Six Months Ended September 30, 2014 Unaudited

Cash Flows from Operating Activities
Net increase in net assets from operations	$3,319,619
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(2,137,621)
Proceeds from disposition of investment securities	8,722,931
Short-term investment securities, net	9,125
Premium amortization	67,903
Discount accretion	(144,755)
Net realized loss on investments	3,004,781
Net change in unrealized appreciation/depreciation on investments	(4,513,193)
Change in assets:
Decrease in other assets	33,685
Decrease in interest receivable	86,238
Decrease in receivable for securities sold	1,073,909
Change in liabilities:
Decrease in other liabilities	(25,941)

Net cash provided by operating activities	9,496,681

Cash Flows from Financing Activities
Proceeds from borrowings	9,600,000
Payments on borrowings	(12,700,000)
Proceeds from shares sold	8,677,413
Payments on shares redeemed	(14,418,045)
Cash distributions paid	(345,520)

Net cash used in financing activities	(9,186,152)
Net increase in cash	310,529
Cash, beginning balance	31,779

Cash, ending balance	$342,308

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $1,357,495.

Cash paid for interest on borrowings—$2,148.

Cash paid for interest on short-term floating rate notes issued—$22,303.

See accompanying Notes to Financial Statements.

26      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Year Ended March 29, 2013[1]	Year Ended March 30, 2012[1]	Year Ended March 31, 2011	Year Ended March 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$10.07	$10.78	$10.52	$9.58	$9.99	$8.04
Income (loss) from investment operations:
Net investment income[2]	0.29	0.55	0.50	0.61	0.64	0.64
Net realized and unrealized gain (loss)	0.23	(0.75)	0.30	0.95	(0.43)	1.97
Total from investment operations	0.52	(0.20)	0.80	1.56	0.21	2.61
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.27)	(0.51)	(0.54)	(0.62)	(0.62)	(0.66)
Net asset value, end of period	$10.32	$10.07	$10.78	$10.52	$9.58	$9.99

Total Return, at Net Asset Value[3]	5.21%	(1.68)%	7.72%	16.72%	2.07%	33.13%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$37,814	$42,705	$59,759	$40,877	$37,595	$45,441
Average net assets (in thousands)	$39,872	$48,555	$52,961	$39,126	$46,778	$39,835
Ratios to average net assets:[4]
Net investment income	5.63%	5.48%	4.60%	6.05%	6.35%	6.80%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.00%	1.02%	0.93%	0.96%	0.97%	0.98%
Interest and fees from borrowings	0.34%	0.31%	0.41%	0.64%	0.53%	0.48%
Interest and fees on short-term floating rate notes issued[5]	0.07%	0.04%	0.04%	0.00%	0.00%	0.00%
Total expenses	1.41%	1.37%	1.38%	1.60%	1.50%	1.46%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.21%	1.15%	1.24%	1.44%	1.33%	1.14%
Portfolio turnover rate	3%	15%	23%	17%	31%	18%

1. March 28, 2013 and March 30, 2012 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

27      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Year Ended March 29, 2013[1]	Year Ended March 30, 2012[1]	Year Ended March 31, 2011	Year Ended March 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$10.06	$10.77	$10.51	$9.57	$9.98	$8.03
Income (loss) from investment operations:
Net investment income[2]	0.25	0.47	0.42	0.53	0.56	0.57
Net realized and unrealized gain (loss)	0.23	(0.75)	0.30	0.96	(0.42)	1.97
Total from investment operations	0.48	(0.28)	0.72	1.49	0.14	2.54
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	(0.43)	(0.46)	(0.55)	(0.55)	(0.59)
Net asset value, end of period	$10.31	$10.06	$10.77	$10.51	$9.57	$9.98

Total Return, at Net Asset Value[3]	4.83%	(2.42)%	6.94%	15.87%	1.31%	32.19%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,337	$1,679	$3,068	$2,983	$2,815	$2,775
Average net assets (in thousands)	$1,525	$2,243	$3,226	$2,773	$2,951	$2,532
Ratios to average net assets:[4]
Net investment income	4.89%	4.70%	3.89%	5.30%	5.62%	6.07%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.75%	1.83%	1.76%	1.78%	1.81%	1.89%
Interest and fees from borrowings	0.34%	0.31%	0.41%	0.64%	0.53%	0.48%
Interest and fees on short-term floating rate notes issued[5]	0.07%	0.04%	0.04%	0.00%	0.00%	0.00%
Total expenses	2.16%	2.18%	2.21%	2.42%	2.34%	2.37%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.96%	1.90%	2.00%	2.19%	2.08%	1.90%
Portfolio turnover rate	3%	15%	23%	17%	31%	18%

1. March 29, 2013 and March 30, 2012 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

28      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Class C	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Year Ended March 29, 2013[1]	Year Ended March 30, 2012[1]	Year Ended March 31, 2011	Year Ended March 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$10.05	$10.76	$10.50	$9.57	$9.97	$8.03
Income (loss) from investment operations:
Net investment income[2]	0.25	0.47	0.42	0.53	0.56	0.57
Net realized and unrealized gain (loss)	0.24	(0.75)	0.30	0.95	(0.41)	1.96
Total from investment operations	0.49	(0.28)	0.72	1.48	0.15	2.53
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	(0.43)	(0.46)	(0.55)	(0.55)	(0.59)
Net asset value, end of period	$10.31	$10.05	$10.76	$10.50	$9.57	$9.97

Total Return, at Net Asset Value[3]	4.93%	(2.42)%	6.94%	15.76%	1.42%	32.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,335	$20,514	$32,379	$24,547	$20,402	$23,142
Average net assets (in thousands)	$20,588	$25,485	$29,835	$21,316	$23,191	$19,094
Ratios to average net assets:[4]
Net investment income	4.87%	4.71%	3.86%	5.28%	5.61%	5.99%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.75%	1.79%	1.70%	1.74%	1.75%	1.79%
Interest and fees from borrowings	0.34%	0.31%	0.41%	0.64%	0.53%	0.48%
Interest and fees on short-term floating rate notes issued[5]	0.07%	0.04%	0.04%	0.00%	0.00%	0.00%
Total expenses	2.16%	2.14%	2.15%	2.38%	2.28%	2.27%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.96%	1.90%	2.00%	2.19%	2.08%	1.91%
Portfolio turnover rate	3%	15%	23%	17%	31%	18%

1. March 29, 2013 and March 30, 2012 represent the last business days of the Fund’s respective reporting periods.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

29      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Year Ended March 29, 2013[1]	Period Ended March 30, 2012[1,2]
Per Share Operating Data
Net asset value, beginning of period	$10.06	$10.77	$10.51	$10.10
Income (loss) from investment operations:
Net investment income[3]	0.29	0.55	0.51	0.39
Net realized and unrealized gain (loss)	0.23	(0.75)	0.31	0.44
Total from investment operations	0.52	(0.20)	0.82	0.83
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.27)	(0.51)	(0.56)	(0.42)
Net asset value, end of period	$10.31	$10.06	$10.77	$10.51

Total Return, at Net Asset Value[4]	5.25%	(1.65)%	7.84%	8.45%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,254	$3,824	$4,905	$3,979
Average net assets (in thousands)	$5,123	$4,376	$4,407	$1,402
Ratios to average net assets:[5]
Net investment income	5.62%	5.52%	4.72%	5.71%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.75%	0.77%	0.70%	0.71%
Interest and fees from borrowings	0.34%	0.31%	0.41%	0.64%
Interest and fees on short-term floating rate notes issued[6]	0.07%	0.04%	0.04%	0.00%
Total expenses	1.16%	1.12%	1.15%	1.35%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.16%	1.12%	1.15%	1.35%
Portfolio turnover rate	3%	15%	23%	17%

1. March 29, 2013 and March 30, 2012 represent the last business days of the Fund’s respective reporting periods.
2. For the period from July 29, 2011 (inception of offering) to March 30, 2012.
3. Per share amounts calculated based on the average shares outstanding during the period.
4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

30      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS September 30, 2014 Unaudited

1. Significant Accounting Policies

Oppenheimer Rochester Ohio Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust

31      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

32      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender

33      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At September 30, 2014, municipal bond holdings with a value of $8,750,553 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $5,625,000 in short-term floating rate securities issued and outstanding at that date.

At September 30, 2014, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 1,370,000	Hamilton County, OH Hospital Facilities (Cincinnati Children’s Hospital Medical Center) DRIVERS	18.042%	5/15/28	$2,291,818
505,000	Hamilton County, OH Hospital Facilities (Cincinnati Children’s Hospital Medical Center) DRIVERS	18.101	5/15/29	833,735

				$3,125,553

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

34      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $5,625,000 or 7.63% of its total assets as of September 30, 2014.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of September 30, 2014 is as follows:

Cost	$186,347
Market Value	$6,172
Market value as % of Net Assets	0.01%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. As of September 30, 2014, securities with an aggregate market value of $74,643, representing 0.11% of the Fund’s net assets, were subject to these forbearance agreements.

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended March 31, 2014, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended March 31, 2014 capital loss carryforwards are included in the table below. Capital loss

35      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2015	$5
2016	809,696
2017	2,144,196
2018	9,452,268
2019	48,500
No expiration	6,944,049

Total	$19,398,714

As of September 30, 2014, it is estimated that the capital loss carryforwards would be $12,454,665 expiring by 2019 and $9,948,830 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended September 30, 2014, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securitie	$65,381,419[1]

Gross unrealized appreciation	$4,184,111
Gross unrealized depreciation	(3,815,753)

Net unrealized appreciation	$368,358

1. The Federal tax cost of securities does not include cost of $5,608,205, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

36      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures

37      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

38      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

2. Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

39      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of September 30, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Ohio	$—	$58,045,373	$557,631	$58,603,004
U.S. Possessions	—	12,754,978	—	12,754,978

Total Assets	$—	$70,800,351	$557,631	$71,357,982

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

40      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

3. Shares of Beneficial Interest (Continued)

	Six Months Ended September 30, 2014		Year Ended March 31, 2014
	Shares	Amount	Shares	Amount
Class A
Sold	313,271	$3,205,474	792,269	$7,919,096
Dividends and/or distributions reinvested	88,416	903,421	213,626	2,133,558
Redeemed	(980,763)	(9,942,594)	(2,308,610)	(23,014,882)

Net decrease	(579,076)	$(5,833,699)	(1,302,715)	$(12,962,228)

Class B
Sold	427	$4,358	5,300	$51,490
Dividends and/or distributions reinvested	2,132	21,753	6,173	61,617
Redeemed	(39,905)	(407,910)	(129,381)	(1,285,864)

Net decrease	(37,346)	$(381,799)	(117,908)	$(1,172,757)

Class C
Sold	196,670	$2,005,727	365,651	$3,719,144
Dividends and/or distributions reinvested	34,476	351,636	82,627	824,315
Redeemed	(299,122)	(3,030,723)	(1,416,165)	(13,923,923)

Net decrease	(67,976)	$(673,360)	(967,887)	$(9,380,464)

Class Y
Sold	404,196	$4,098,610	193,077	$1,937,527
Dividends and/or distributions reinvested	7,889	80,685	8,797	87,647
Redeemed	(88,816)	(898,279)	(277,197)	(2,704,445)

Net increase (decrease)	323,269	$3,281,016	(75,323)	$(679,271)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended September 30, 2014 were as follows:

	Purchases	Sales
Investment securities	$2,137,621	$8,722,931

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40

41      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

The Fund’s management fee for the six months ended September 30, 2014 was 0.55% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended September 30, 2014, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$35
Payments Made to Retired Trustees	—
Accumulated Liability as of September 30, 2014	2,001

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to

42      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

5. Fees and Other Transactions with Affiliates (Continued)

the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

	Class A Front-End Sales Charges Retained by	Class A Contingent Deferred Sales Charges Retained by	Class B Contingent Deferred Sales Charges Retained by	Class C Contingent Deferred Sales Charges Retained by
Six Months Ended	Distributor	Distributor	Distributor	Distributor
September 30, 2014	$10,955	$7,500	$1,615	$660

43      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, excluding interest and fees from borrowings and interest and related expenses from inverse floaters, would not exceed 0.80% of average annual net assets for Class A shares, 1.55% of average annual net assets for both Class B and Class C shares and 0.80% of average annual net assets for Class Y shares. During the six months ended September 30, 2013, the Manager reimbursed $ 39,064, $1,493, $21,011 and $52 for Class A, Class B, Class C and Class Y shares, respectively

These undertakings may be modified or terminated as set forth according to the terms in the prospectus.

6. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of

44      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

6. Borrowings (Continued)

Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1468% as of September 30, 2014). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the six months ended September 30, 2014 equal 0.22% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of September 30, 2014, the Fund had borrowings outstanding at an interest rate of 0.1468%.

Details of the borrowings for the six months ended September 30, 2014 are as follows:

Average Daily Loan Balance	$2,244,262
Average Daily Interest Rate	0.152%
Fees Paid	$41,560
Interest Paid	$2,148

7. Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the six months ended September 30, 2014 are included in expenses on the Fund’s Statement of Operations and equal 0.12% of the Fund’s average net assets on an annualized basis.

45      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Reverse Repurchase Agreements (Continued)

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the six months ended September 30, 2014.

Details of reverse repurchase agreement transactions for the six months ended September 30, 2014 are as follows:

Fees Paid	$43,762

8. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. On July 31, 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Suit”). OFI believes the California Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Suit, or whether any costs that OFI may bear in defending the California Suit might not be reimbursed by insurance, OFI believes the California Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Suit should not have any material effect on the operations of any of the Oppenheimer Funds.

46      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND

SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

47      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT Unaudited / Continued

services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire, and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Adviser and the Fund. Throughout the year, the Adviser provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Adviser and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail funds in the Muni Ohio category. The Board noted that the Fund’s three-year and five-year performance was better than its category median although its one-year performance was below its category median.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load Muni Ohio funds with comparable asset levels and distribution features. After discussions with the Board, the Adviser has agreed to contractually waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding any applicable interest and fees from borrowing, interest and related expenses from inverse floaters, dividend expense, taxes, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) to annual rates of 0.80% for Class A shares, 1.55% for Class B and Class C shares, and 0.80% for Class Y shares, as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board. The Fund’s contractual management fees were higher than its peer group median and category median. The Fund’s total expenses, net of waivers, were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding OFI Global’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

48      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2015. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

49      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES

TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

50      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Peter I. Wold, Trustee
William F. Glavin, Jr., Trustee
Daniel G. Loughran, Vice President
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Charles S. Pulire, Vice President
Richard Stein, Vice President
Arthur P. Steinmetz, President and Principal Executive Officer
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2014 OppenheimerFunds, Inc. All rights reserved.

51      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

52      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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55      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Ohio Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz Principal Executive Officer

Date: 11/10/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz Principal Executive Officer

Date: 11/10/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted Principal Financial Officer

Date: 11/10/2014